UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9849

Seligman New Technologies Fund II, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.
Annual Report December 31, 2003

Seligman
New Technologies Fund II, Inc.

Annual Report
December 31, 2003

Seeking Long-Term Capital Appreciation by Investing in Companies That Have the Potential to Produce Tomorrow's Technologies

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund II, Inc., follows this letter. This report contains an interview with your Fund’s Portfolio Managers, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the year ended December 31, 2003, Seligman New Technologies Fund II, Inc., delivered a total return of 40.91%. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, returned 54.19%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 83.22%. Much of the discrepancy in investment results can be attributed to the fact that your Fund invests a sizable amount of its assets (24% at year end) in private technology securities that, as a whole, greatly lagged the results of the public technology market as represented by the Gold-man indices.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. Seligman New Technologies Fund II, Inc., as a closed-end fund, does not have such issues. However, your manager, J. & W. Seligman & Co. Incorporated, also manages a family of mutual funds. In this regard, Seligman has conducted an extensive internal review, the results of which have been previously reported to stockholders of Seligman New Technologies Fund II, Inc. For more information, please visit www.seligman.com.*

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 25, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Q:	How did Seligman New Technologies Fund II, Inc. perform during the twelve months ended December 31, 2003?

A:

During the year ended December 31, 2003, Seligman New Technologies Fund II, Inc. delivered a total return of 40.91%. During the same time, the technology market, as measured by the Goldman Sachs Technology Index, returned 54.19%. The Goldman Sachs Blended Index, which excludes the services and hardware subsectors, posted a total return of 83.22%.

Q:	What market conditions and events materially affected the Fund’s performance during the period?

A:

For the first time since 1999, the public technology markets posted positive and strong returns. Over the past fiscal year, consumers and small- and mid-sized companies once again began spending on technology. Larger companies, however, remained on the sidelines, continuing to wait for surer signs that the economic recovery is progressing with tangible effects on their bottom lines.

Unfortunately, the public market recovery did not filter down into the venture capital world and the Fund’s investments in private companies generally underperformed those in the public market for a few reasons. First, the initial public offering (IPO) market, as well as mergers and acquisitions, remained slow and difficult. While investor interest in initial offerings increased during 2003, it was focused on profitable companies with annual revenues well above the range of most private companies. Merger activity and merger valuations also improved in 2003, but only in a few sectors. Second, corporate IT buyers continued to favor large and established public technology vendors, rather than private technology providers. Third, there is a large overhang of capital that has been committed to private investments by institutional investors but not yet invested by venture firms. This overhang compels venture firms to invest in new or struggling companies that, in a more normal investing environment, might go out of business. This allows weak competitors to survive, making it difficult for companies with strong fundamentals to flourish.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

At year-end, 76% of the Fund was invested in public securities and cash; 24% was invested in private securities. As discussed above, private technology market performance lagged behind that of the public markets during this time, and the Fund’s exposure to venture capital adversely affected the Fund’s returns relative to the Goldman Sachs Technology Indices, which reflect only public market performance.

Over the past fiscal year, within the public technology market, we pursued what we believed were reasonably valued companies with strong products and management teams. Many of these companies were found in software, which is a space we have been concentrating on for some time now. These include companies in electronic design automation, enterprise computing, security software, and business intelligence tools. While software companies, particularly those held by the Fund, delivered solid returns, the group was a relative underperformer within the Goldman Sachs Technology Index.

2

Interview With Your Portfolio Managers
Thomas Hirschfeld and Richard Parower

Over the past twelve months, the Fund’s exposure to medical technology companies was increased, particularly to companies with exposure to the consolidating lab testing market and medical instrument manufacturers. We believed that this sector offered companies with better sustainable growth rates at more reasonable prices than we were able to find in many traditional sectors of technology. This sector, which is almost completely absent from the Goldman Sachs Technology Index, was a solid performer for the Fund.

We remained cautious regarding semiconductors and semiconductor capital equipment, which was a heavy weighting for the Goldman Sachs Technology Index and the largest positive contributor to the Index’s performance. We believed these stocks were overpriced, especially in light of the fact that many vendors have been unable to price newer production equipment with significantly improved capabilities higher than previous-generation equipment. The Fund’s relative performance was adversely impacted by this underweighting.

The Fund remained underweighted in communications equipment, which was the second largest contributor to the performance of the Goldman Sachs Technology Index. While the industry has seen some top-line growth through restructuring, we look for increases in earnings and cash flow, which to date have not been compelling. The stocks we owned in this area, however, delivered strong returns. However, the Fund’s overall underweighting negatively impacted the Fund’s relative performance.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman New Technologies Fund II, Inc. is managed by Thomas Hirschfeld and Richard Parower. They are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. The Seligman Technology Group is led by Paul H. Wick. Group members include Gregory Coté, Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

3

Performance Overview

Investment Results

Total Returns
For the Year Ended December 31, 2003

		Average Annual

	Six Months*	One Year	Since Inception 6/22/00

With Sales Charge**	n/a	n/a	(36.79)%
Without Sales Charge**	14.81	40.91	(35.83)

Goldman Sachs Technology Index†	26.55	54.19	(23.88)

Blended Index††	30.67	83.22	(28.01)

Net Asset Value Per Share

December 31, 2003	$4.96
June 30, 2003	4.32
December 31, 2002	3.52

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a stockholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund II invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or if such events occur, the timing or values of such offerings or sales. Changes in the Fund’s net asset value may be more pronounced and more rapid than with other funds because of the Fund’s emphasis on venture capital companies that are not publicly traded. The Fund’s net asset value per share may change materially from day to day, including during the time between the date a repurchase offer is mailed and the due date for tendering shares, and during the period immediately after a repurchase is completed.

*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share. The returns are calculated with and without the effect of the initial 5.20% maximum sales charge. The sales charge applies only to shares sold at the inception of the Fund.

†

The Goldman Sachs Technology Index is an unmanaged benchmark that assumes reinvestment of dividends. It is a broad-based index of publicly-owned US technology stocks, designed to measure the performance of the technology sector, and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

††

The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Fund primarily invests. The Fund’s holdings, however, are not evenly weighted among these four sectors, and the weighting of the holdings of the Fund may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Fund is actively managed and its holdings are subject to change. The Blended Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.

4

Portfolio Overview

Diversification of Net Assets
December 31, 2003

				Percent of Net Assets December 31,

Common Stocks:	Issues	Cost	Value	2003	2002

Application Software	4	$5,016,485	$6,347,302	6.6	11.4
Communications Equipment	3	4,435,842	741,442	0.8	2.7
Computers and Peripherals	3	2,482,522	2,815,880	2.9	5.6
Consumer Electronics	1	350,564	359,658	0.4	—
Electronics Equipment and Instruments	4	3,715,039	4,819,012	5.1	0.3
Financials	1	1,270,308	1,541,446	1.6	—
Health Care	7	7,987,570	8,934,172	9.3	6.0
Home Entertainment Software	1	697,334	836,740	0.9	0.4
Internet Software and Services	3	9,051,832	733,691	0.8	—
IT Services	7	7,437,805	9,431,939	9.9	7.3
Media	2	778,121	1,478,791	1.5	4.1
Retailing	3	2,809,143	3,129,026	3.3	—
Semiconductors and Semiconductor Equipment	14	11,660,931	11,737,912	12.3	2.3
Systems Software	5	7,708,251	9,659,662	10.1	10.9
Telecommunication Services	2	1,088,716	1,108,703	1.2	—
Miscellaneous	1	2,370,322	2,085,028	2.2	2.0

Total Common Stocks	61	68,860,785	65,760,404	68.9	53.0

Convertible Preferred Stocks:

Application Software	4	5,701,629	181,834	0.2	2.4
Communications Equipment	6	19,654,080	1,042,694	1.1	5.7
Electronic Equipment and Instruments	—	—	—	—	0.7
Health Care	1	128,010	128,914	0.1	0.2
Internet Software and Services	11	49,035,550	13,521,085	14.2	15.2
Semiconductors and Semiconductor Equipment	3	3,936,737	1,643,914	1.7	0.3
Systems Software	2	2,712,805	60,592	0.1	0.8
Telecommunication Services	1	10,893,921	501,562	0.5	0.8

Total Convertible Preferred Stocks	28	92,062,732	17,080,595	17.9	26.1

Limited Partnerships:

Miscellaneous	2	3,444,336	1,890,609	2.0	2.0

Convertible Promissory Notes:

Internet Software and Services	2	201,382	—	—	—
Systems Software	1	62,500	—	—	—

Total Convertible Promissory Notes	3	263,882	—	—	—

Short-Term Holding and Other Assets Less Liabilities	1	10,706,063	10,706,063	11.2	18.9

Net Assets	95	$175,337,798	$95,437,671	100.0	100.0

5

Portfolio Overview

Largest Industries
December 31, 2003

Composition of Net Assets
December 31, 2003

6

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases

Advanced Micro Devices*
Conexant Systems*
Anixter International*
Fisher Scientific International*
Citrix Systems*
Accenture (Class A)*
Computer Associate International
AmeriTrade Holding*
Hewlett-Packard*
InterActive

Largest Sales

Symantec
Synopsys
Lexmark International (Class A)
Mercury Interactive(1)**
BMC Software
Seagate Technology**
Cadence Design Systems**
Networks Associates**
Telefonaktiebolaget LM Ericsson (ADRs)**
International Business Machines**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.
(1)	Acquired from the sale of Kintana.

Largest Portfolio Holdings
December 31, 2003

Security	Value	Percent of Net Assets

TruSecure (Series F)	$7,098,504	7.4
Synopsys	3,333,240	3.5
Computer Associates International	3,204,248	3.4
Symantec	2,836,790	3.0
MarketSoft (Series D)	2,302,651	2.4
Amdocs	2,106,376	2.2
Far Blue (Series E) (United Kingdom)	2,085,028	2.2
Microsoft	2,049,867	2.1
Affiliated Computer Services (Class A)	1,982,344	2.1
GMP Companies	1,848,395	1.9

7

Portfolio of Investments
December 31, 2003

	Shares	Value
Common Stocks 68.9%

Application Software 6.6%

Autodesk	58,500	$1,435,298
PeopleSoft*	22,700	517,674
Synopsys*	98,500	3,333,240
Viisage Technology#	344,370	1,061,090

		6,347,302

Communications Equipment 0.8%

Cisco Systems*	30,300	736,290
Silicon Wave#	29,438	5,152
WaveSplitter Technologies#	42,526	—

		741,442

Computers and Peripherals 2.9%

Dell*	16,200	549,990
Hewlett-Packard	51,400	1,180,658
Lexmark International (Class A)*	13,800	1,085,232

		2,815,880

Consumer Electronics 0.4%

Matsushita Electric Industrial (Japan)	26,000	359,658

Electronics Equipment and Instruments 5.1%

Amphenol (Class A)*	13,400	856,662
Anixter International*	56,700	1,467,396
Symbol Technologies	98,100	1,656,909
Yokogawa Electric (Japan)	58,000	838,045

		4,819,012

Financials 1.6%

AmeriTrade Holding*	109,400	1,541,446

Health Care 9.3%

Becton, Dickinson	37,600	1,546,864
Dade Behring Holdings*	19,700	703,093
Fisher Scientific International*	33,700	1,394,169
GMP Companies#	73,349	1,848,395
INAMED*	6,900	331,718
Laboratory Corporation of America Holdings*	44,000	1,625,800
Quest Diagnostics*	20,300	1,484,133

		8,934,172

Home Entertainment Software 0.9%

Activison*	46,000	836,740

See footnotes on page 12.

8

Portfolio of Investments
December 31, 2003

	Shares	Value

Internet Software and Services 0.8%

Juniper Financial#	24,560	$—
Pure Markets#	1,564,953	27,684
VeriSign*	43,300	706,007

		733,691

IT Services 9.9%

Accenture (Class A)* (Bermuda)	55,500	1,460,760
Affiliated Computer Services (Class A)*	36,400	1,982,344
Amdocs*	93,700	2,106,376
Computer Sciences*	14,400	636,912
First Data	18,500	760,165
Hewitt Associates (Class A)*	36,600	1,094,340
SunGard Data Systems*	50,200	1,391,042

		9,431,939

Media 1.5%

Clear Channel Communications*	16,700	782,061
News Corporation (ADRs) (Australia)	19,300	696,730

		1,478,791

Retailing 3.3%

ebay*	13,100	846,456
1-800-Flowers.com (Class A)*	66,900	741,921
InterActive*	45,400	1,540,649

		3,129,026

Semiconductors and Semiconductor Equipment 12.3%

Advanced Micro Devices*	115,200	1,716,480
Amkor Technology*	36,600	666,669
Conexant Systems*	252,800	1,261,472
Fairchild Semiconductor International*	30,000	749,100
Flextronics International*	19,100	282,871
Intel	41,400	1,327,077
Intersil (Class A)	40,500	1,004,400
Marvell Technology Group*	31,600	1,196,218
National Semiconductor*	16,000	630,560
Silicon Laboratories*	7,200	311,148
Taiwan Semiconductor Manufacturing (ADRs)* (Taiwan)	410,000	766,863
Tessera Technologies*	33,000	620,565
United Microelectronics (ADRs)* (Taiwan)	114,500	566,775
United Microelectronics (Taiwan)	744,000	637,714

		11,737,912

See footnotes on page 12.

9

Portfolio of Investments
December 31, 2003

	Shares		Value

Systems Software 10.1%

BMC Software*	23,400		$436,410
Citrix Systems*	53,400		1,132,347
Computer Associates International	117,200		3,204,248
Microsoft	74,500		2,049,867
Symantec*	82,000		2,836,790

			9,659,662

Telecommunication Services 1.2%

Nippon Telegraph and Telephone (Japan)	80		386,055
Verizon Communications	20,600		722,648

			1,108,703

Miscellaneous 2.2%

Far Blue (Series E) (United Kingdom)# ø	1,562,608		2,085,028

Total Common Stocks (Cost $68,860,785)			65,760,404

Convertible Preferred Stocks# 17.9%

Application Software 0.2%

Biometric Access (Series A-1)ø	76,009	†	—
Biometric Access (Series A-2)ø	257,544	†	—
Index Stock Imagery (Series A Jr.)	248,634		104,426
Index Stock Imagery (Series A Sr.)	92,152		77,408

			181,834

Communications Equipment 1.1%

Calient Networks (Series D)	998,008		—
Catena Networks (Series D)	803,025		690,602
Chorum Technologies (Series E)	246,601		78,912
Chorum Technologies (Series F)	12,155		3,403
Iolon (Series C)	1,295,213		233,138
Onetta (Series B)	407,102		36,639

			1,042,694

See footnotes on page 12.

10

Portfolio of Investments
December 31, 2003

	Shares or Principal Amount		Value

Health Care 0.1%

GMP Companies (Series C)	3,765	shs.	$128,914

Internet Software and Services 14.2%

Adexa (Series C)	562,080		556,459
Adexa (Series E)	340,647	†	269,111
Blue Pumpkin Software (Series G)	1,061,788		1,157,349
Infomediary Technology Solutions (Series A Sr.)	466,508		747
Juniper Financial (Series B)	1,073,194	†	—
MarketSoft (Series D)ø	1,887,419		2,302,651
Moai Technologies (Series E)	64,752		—
NetLogic Microsystems (Series C)	358,184		290,129
Studio Systems (Series D)	6,546,708		—
TruSecure (Series F)ø	2,131,683		7,098,504
Vividence (Series D)	493,619		1,846,135

			13,521,085

Semiconductors and Semiconductor Equipment 1.7%

Nextest Systems	612,682		1,268,252
ZettaCom (Series B)	875,410		201,344
ZettaCom (Series C)	1,641,416		174,318

			1,643,914

Systems Software 0.1%

Enterworks (Series B)	510,204		—
NFR Security (Series C)	378,697		60,592

			60,592

Telecommunication Services 0.5%

fusionOne (Series D)	2,006,247		501,562

Total Convertible Preferred Stocks (Cost $92,062,732)			17,080,595

Limited Partnerships# 2.0%

Miscellaneous 2.0%

Asia Internet Capital Ventures	$2,276,102		1,215,666
GrandBanks Capital Venture	1,164,497		674,943

Total Limited Partnerships (Cost $3,444,336)			1,890,609

See footnotes on page 12.

11

Portfolio of Investments
December 31, 2003

	Principal Amount	Value

Convertible Promissory Notes# 0.0%

Internet Software and Services 0.0%

Techies.com 9%, due 2/20/2006	$133,333	$—
Techies.com 9%, due 2/20/2008	66,667	—

		—

Systems Software 0.0%

Enterworks 10%, payable on demand	62,500†	—

Total Convertible Promissory Notes (Cost $263,882)		—

Repurchase Agreement 8.8%

State Street Bank & Trust, 0.72%, dated 12/31/03, maturing 1/2/04 in the amount of $8,653,050 collateralized by: $8,040,000 US Treasury Notes 4.875%, due 2/15/12, with a fair market value of $8,653,050 (Cost $8,400,000)	8,400,000	8,400,000

Total Investments (Cost $173,031,735) 97.6%		93,131,608

Other Assets Less Liabilities 2.4%		2,306,063

Net Assets 100.0%		$95,437,671

*	Non-income producing security.
#	Restricted and non-income producing security unless noted.
ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
†	Warrants attached.
ADRs — American Depository Receipts.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value:
Common stocks* (cost $68,860,785)	$65,760,404
Convertible preferred stocks* (cost $92,062,732)	17,080,595
Limited partnerships (cost $3,444,336)	1,890,609
Convertible promissory notes (cost $263,882)	—
Repurchase agreement (cost $8,400,000)	8,400,000	$93,131,608
Cash**		428,096
Receivable for securities sold		2,061,948
Expenses prepaid to stockholder service agent		38,689
Receivable for interest and dividends		18,403
Other		4,333

Total Assets		95,683,077

Liabilities:

Management fee payable		115,831
Accrued expenses and other		129,575

Total Liabilities		245,406

Net Assets		$95,437,671

Composition of Net Assets:

Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 19,251,907 shares outstanding):		$192,519
Additional paid-in capital		631,386,836
Accumulated net investment loss		(9,755)
Accumulated net realized loss		(456,231,908)
Net unrealized depreciation of investments and foreign currency transactions		(79,900,021)

Net Assets		$95,437,671

Net Assets Value Per Share		$4.96

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $22,957,122 and a value of $11,486,183.
**	Includes foreign currencies of $341,435.

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Dividends (net of foreign taxes withheld of $3,973)	$135,044
Interest	60,564

Total Investment Income	195,608

Expenses:

Management fee	1,258,257
Stockholder servicing fees	418,164
Stockholder account services	340,408
Auditing and legal fees	123,924
Stockholder reports and communications	67,813
Custody and related services	24,995
Directors’ fees and expenses	15,032
Miscellaneous	11,248

Total Expenses	2,259,841

Net Investment Loss	(2,064,233)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions	(6,077,396)
Net change in unrealized depreciation of investments and foreign currency transactions	37,396,815

Net Gain on Investments and Foreign Currency Transactions	31,319,419

Increase in Net Assets from Operations	$29,255,186

See Notes to Financial Statements.

14

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment loss	$(2,064,233)	$(3,600,682)
Net realized loss on investments and foreign currency transactions	(6,077,396)	(155,707,378)
Net change in unrealized depreciation of investments and foreign currency transactions	37,396,815	(18,395,793)

Increase (Decrease) in Net Assets from Operations	29,255,186	(177,703,853)

Capital Share Transactions:

Cost of shares of Common Stock repurchased (3,530,739 and 4,159,467 shares)	(14,009,716)	(25,082,410)

Increase (Decrease) in Net Assets	15,245,470	(202,786,263)

Net Assets:
Beginning of year	80,192,201	282,978,464

End of Year (net of accumulated net investment loss of $9,755 and $7,796, respectively)	$95,437,671	$80,192,201

See Notes to Financial Statements.

15

Statement of Cash Flows
For the Year Ended December 31, 2003

Cash Flows From Operating Activities:

Increase in net assets from operations	$29,255,186
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(85,699,667)
Proceeds from disposition of investment securities	97,381,911
Purchases/maturities from disposition of short-term investment securities, net	(3,500,000)
Increase in interest and dividend receivable	(12,187)
Decrease in receivable for securities sold	8,056,790
Decrease in other assets	13,208
Decrease in management fees payable, accrued expenses and other	(20,205)
Net change in unrealized depreciation of investments	(37,396,709)
Net realized loss on investments	6,032,216

Net Cash Provided by Operating Activities	14,110,543

Cash Flows From Financing Activities:

Payment for shares of Common Stock repurchased	(14,009,716)

Net Cash Used in Financing Activities	(14,009,716)

Net Increase in Cash	100,827

Cash balance at beginning of year	327,269

Cash Balance at End of Year	$428,096

See Notes to Financial Statements.

16

Notes to Financial Statements

1.

Significant Accounting Policies — The financial statements of Seligman New Technologies Fund II, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund may invest in equity securities of privately-owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless J. & W. Seligman & Co. Incorporated (the “Manager”) determines, pursuant to the Fund’s valuation procedures, that such a valuation is no longer appropriate. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities to third parties at different prices, if a venture capital company in which the Fund invests undertakes an initial public offering, or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board of Directors, determines best reflects its fair value.

The Fund may also hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2003, market quotations were not readily available for venture capital securities valued at $22,937,463 (24.0% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars.

The market value of investment securities, other assets, and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments and foreign currency transactions.

c.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

17

Notes to Financial Statements

d.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

f.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.

Distributions to Stockholders — The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended December 31, 2003, amounted to $85,540,772 and $97,381,911, respectively.

Transactions in options written during the year ended December 31, 2003, were as follows:

	Call Options
	Contracts	Premiums
Options outstanding, December 31, 2002	—	—
Options written	55,000	$24,750
Options terminated in closing purchase transactions	(55,000)	(24,750)

Options outstanding, December 31, 2003	—	$—

18

Notes to Financial Statements

At December 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $10,918,886 and $90,819,013, respectively.

3.

Repurchase Offers — To provide investors with a limited degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Repurchase offers are limited to 5% of the number of the Fund’s outstanding shares on the date the repurchase requests are due. The Fund may repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund’s Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price is equal to the net asset value per share on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. Payment of the repurchase price is generally made on the third business day after the repurchase pricing date, but the payment may be made as many as seven days after such pricing date.

During the year ended December 31, 2003, the Fund completed four quarterly repurchase offers. In each offer, the Fund offered to repurchase 5% of the number of its outstanding shares on the date the repurchase requests were due. The results of each repurchase offer were as follows:

Commencement of Offer	Repurchase Date	Percentage of Shares Tendered and Repurchased	Repurchase Amounts

December 2002	January 10, 2003	5.7	$4,762,974
March 2003	April 11, 2003	3.1	2,234,110
June 2003	July 11, 2003	2.6	2,366,972
September 2003	October 10, 2003	5.0	4,645,660

In addition, on January 9, 2004, the Fund repurchased 4.4% of its shares, representing all shares tendered, for $4,316,007.

4.

Management Fee, Incentive Fee, Stockholder Servicing Fee, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.50% per annum of the Fund’s average daily net assets.

In addition to the management fee, the Fund pays an annual incentive fee, if any, to the Manager, calculated as described below. The Fund will accrue daily a liability for the incentive fee that may be greater than the amount payable by the Fund to the Manager as a result of using a different calculation for determining the accrual. The amount of incentive fees paid to the Manager will not exceed the incentive fees accrued by the Fund.

The incentive fee payable to the Manager at the end of a calendar year equals 15% of the cumulative incentive fee base less the cumulative amount of incentive fees paid to the Manager in previous years. The cumulative incentive fee base is equal to the sum of the Fund’s: (i) cumulative net realized capital gains or losses; (ii) cumulative net investment income or loss; and (iii) net unrealized depreciation of securities. The Manager is under no obligation to repay any incentive fees previously paid by the Fund.

The Fund accrues daily a liability for incentive fees payable equal to 15% of the daily net increase in the Fund’s net assets from investment operations. If applicable, this liability is reduced (but not below zero)

19

Notes to Financial Statements

on any day by 15% of the net decrease in the Fund’s net assets from investment operations. At the end of each calendar year, if an incentive fee is paid to the Manager, the amount of the incentive fee accrual is reduced by the amount paid to the Manager. No incentive fee will be accrued on any day unless the Fund has offset all prior net realized losses, net investment losses and net unrealized depreciation against net realized capital gains, net investment income, and net unrealized appreciation.

The incentive fee calculations are subject to certain adjustments if the Fund has cumulative losses from operations at the dates of any repurchases or issuances of shares.

At December 31, 2003, the Fund had no incentive fee accrued, and no incentive fee was payable to the Manager. Based upon the Fund’s results of operations through December 31, 2003, the Fund will not accrue any incentive fees until there is an increase in its net assets from investment operations in excess of approximately $324,600,000 (subject to adjustment as stated above).

Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2003, such fees aggregated $418,164, or 0.50% per annum of the Fund’s average daily net assets.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $340,408 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $92,400. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof of $9,755 at December 31, 2003, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

20

Notes to Financial Statements

5.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2003, the Fund had a net capital loss carryforward for federal income tax purposes of $451,020,675, which is available for offset against future taxable net capital gains, with $86,066,909 expiring in 2008, $191,233,183 expiring in 2009, $147,905,821 expiring in 2010, and $25,814,762 expiring in 2011. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer to January 1, 2004, the recognition for tax purposes of net losses of $5,371,688 realized on sales of investments after October 31, 2003. These losses will be available to offset future taxable net gains.

6.

Limited Partnership Commitment — In connection with the Fund’s investments in a limited partnership, the Fund is contractually committed to make additional capital contributions of up to $2,475,000, if and when the partnership requests such contributions. This commitment expires in November 2005 with respect to new investments to be made by the partnership and has a final expiration date of November 2010.

7.

Restricted Securities — At December 31, 2003, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2003, were as follows:

Investments	Acquisition Date	Cost	Value

Common stocks:

Far Blue (Series E)	7/26/00	$2,370,322	$2,085,028
GMP Companies	8/17/00	2,090,628	1,848,395
Juniper Financial	8/30/00	109,222	—
Pure Markets	10/13/00	8,260,899	27,684
Silicon Wave	8/18/00	330,883	5,152
Viisage Technology	9/9/03	1,301,948	1,061,090
WaveSplitter Technologies	9/22/00	3,634,658	—

		18,098,560	5,027,349

Convertible preferred stocks:

Adexa (Series C)	8/24/00	7,140,288	556,459
Adexa (Series E)*	7/12/02	432,665	269,111
Biometric Access (Series A-1)*	10/4/00	974,254	—
Biometric Access (Series A-2)*	10/4/00	3,296,563	—
Blue Pumpkin Software (Series G)	7/16/01	4,098,502	1,157,349
Calient Networks (Series D)	12/11/00	7,213,357	—
Catena Networks (Series D)	1/22/02	969,167	690,602

*	Warrants attached.

21

Notes to Financial Statements

Investments	Acquisition Date	Cost	Value

Convertible preferred stocks: (continued)

Chorum Technologies (Series E)	9/8/00	$4,251,401	$78,912
Chorum Technologies (Series F)	9/21/01	19,205	3,403
Enterworks (Series B)	10/30/00	1,000,000	—
fusionOne (Series D)	9/13/00 to 10/11/00	10,893,921	501,562
GMP Companies (Series C)	6/3/02	128,010	128,914
Index Stock Imagery (Series A Jr.)	8/18/00 to 4/30/02	1,191,464	104,426
Index Stock Imagery (Series A Sr.)	12/19/00	239,348	77,408
Infomediary Technology Solutions (Series A Sr.)	10/6/00	281,433	747
Iolon (Series C)	2/15/01 to 4/12/02	3,631,682	233,138
Juniper Financial (Series B)*	8/30/00	7,168,550	—
MarketSoft (Series D)	12/13/00	9,217,479	2,302,651
Moai Technologies (Series E)	4/23/01	519,950	—
NetLogic Microsystems (Series C)	2/15/01	899,623	290,129
Nextest Systems	11/27/01	1,533,946	1,268,252
NFR Security (Series C)	3/16/01	1,712,805	60,592
Onetta (Series B)	2/21/01	3,569,268	36,639
Studio Systems (Series D)	7/10/00	4,915,940	—
TruSecure (Series F)	3/19/01	7,098,504	7,098,504
Vividence (Series D)	9/12/00	7,262,616	1,846,135
ZettaCom (Series B)	5/17/01	2,228,473	201,344
ZettaCom (Series C)	5/22/03 to 12/22/03	174,318	174,318

		92,062,732	17,080,595

Limited partnerships:

Asia Internet Capital Ventures	8/15/00	2,279,839	1,215,666
GrandBanks Capital Venture	1/25/01 to 9/11/03	1,164,497	674,943

		3,444,336	1,890,609

Convertible promissory notes:

Enterworks 10%, payable on demand*	5/15/01	62,500	—
Techies.com:
9%, due 2/20/06	2/22/01	134,703	—
9%, due 2/20/08	2/22/01	66,679	—

		263,882	—

Total		$113,869,510	$23,998,553

*	Warrants attached.

22

Notes to Financial Statements

8.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2003, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions	Ending Shares	Dividend Income/ Realized Gain (Loss)	Ending Value

Biometric Access (Series A-1)	76,009	—	—	76,009	—	$—
Biometric Access (Series A-2)	257,544	—	—	257,544	—	—
Far Blue (Series E)	1,562,608	—	—	1,562,608	—	2,085,028
MarketSoft (Series D)	1,887,419	—	—	1,887,419	—	2,302,651
Printcafe Software (Common Stock)	678,960	—	678,960	—	$(8,249,361)	—
TruSecure (Series F)	2,131,683	—	—	2,131,683	—	7,098,504

Total						$11,486,183

9.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal, and the Fund, as a closed-end investment company, had no market timing arrangements. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that Seligman Advisors, Inc., an affiliate of the Manager, had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is also responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

23

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested any capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods less than one year.

	Year Ended December 31,			6/22/00* to 12/31/00

	2003	2002	2001
Per Share Data:

Net Asset Value, Beginning of Period	$3.52	$10.50	$17.17	$23.70

Income (Loss) from Investment Operations:

Net investment loss	(0.10)	(0.15)	(0.23)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.54	(6.83)	(6.44)	(6.44)

Total from Investment Operations	1.44	(6.98)	(6.67)	(6.47)
Offering costs	—	—	—	(0.06)

Net Increase (Decrease) in Net Asset Value	1.44	(6.98)	(6.67)	(6.53)

Net Asset Value, End of Period	$4.96	$3.52	$10.50	$17.17

Total Return:	40.91%	(66.48)%	(38.85)%	(27.55)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$95,438	$80,192	$282,978	$536,743
Ratio of expenses to average net assets	2.69%	2.48%	2.30%	2.25%†
Ratio of net investment loss to average net assets	(2.46)%	(2.36)%	(1.68)%	(0.28)%†
Portfolio turnover rate	112.87%	163.40%	165.81%	90.14%

*	Commencement of operations.
†

In computing the ratios of expenses and net investment loss to average net assets, income and expenses other than organization expenses are annualized. Organization expenses are not annualized because they were a one-time expense incurred at the Fund’s commencement of operations.

See Notes to Financial Statements.

24

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman New Technologies Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman New Technologies Fund II, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian or investee companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund II, Inc. as of December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 25, 2004

25

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (66)[3,4]

Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

•	Director: May 2003 to Date
•	Oversees 60 Portfolios in Fund Complex

John R. Galvin (74)[2,4]

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Alice S. Ilchman (68)[3,4]

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non- profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Frank A. McPherson (70)[3,4]

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 29.

26

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (74)[2,4]

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York- Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Betsy S. Michel (61)[2,4]

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Leroy C. Richie (62)[2,4]

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies, Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

•	Director: 2000 to Date
•	Oversees 60 Portfolios in Fund Complex

Robert L. Shafer (71)[3,4]		Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).
•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

James N. Whitson (68)[2,4]

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

•	Director: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

See footnotes on page 29.

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø		Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)[1]

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

•	Director and Chairman of the Board: 2000 to Date
•	Oversees 61 Portfolios in Fund Complex

Brian T. Zino (51)[1]

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

•	Director and President: 2000 to Date
•	Chief Executive Officer: 2002 to Date
•	Oversees 61 Portfolios in Fund Complex

Richard M. Parower (37)

Senior Vice President, Investment Officer. J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Global Technology Fund: Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Co-Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000: Senior Analyst with Montgomery Asset Management from September 1995 to June 1998.

•	Vice President and Co-Portfolio Manager: 2002 to Date

Thomas Hirschfeld (41)

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman New Technologies Fund, Inc. Formerly, General Partner at Patricof & Co. Ventures, specializing in Internet and business-to-business commerce investments from 1995 to 2001.

•	Vice President and Co-Portfolio Manager: 2000 to Date

Thomas G. Rose (46)

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

•	Vice President: 2000 to Date

See footnotes on page 29.

28

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund II is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47)

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

• Vice President and Treasurer: 2000 to Date

Frank J. Nasta (39)

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

• Secretary: 2000 to Date

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Proxy Voting Policies and Procedures

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US or (ii) on the SEC’s website at http://www.sec.gov.

29

CENTII-2 12/03

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$84,166	$82,900
Audit-Related Fees	-	-
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audit of the registrant’s annual and semi-annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$89,130	$105,355
Tax Fees	7,500	18,450

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent; (ii) review of certain internal controls of such stockholder service agent’s sub-agent; and (iii) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and stockholder service agent (such services were no longer permitted to be performed for the stockholder service agent after May 5, 2003).  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $100,627 and $128,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction.  On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman’s determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted.  Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests.  In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman abstains from voting on these issues.  Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process.  Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”).

The Committee has been established to set policy and guidelines, to review on a periodic basis new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process.  The Committee is chaired by Seligman’s Chief Investment Officer and includes Seligman’s Vice Chairman and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party which provides a summary and analysis of the proposals to be acted upon at stockholder meetings of most of companies for which securities are held.  Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies.  Neither service offers voting recommendations.

Conflicts of Interests.  Seligman’s Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof.  For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services.  As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations.  Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines.  Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee’s members.

Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision.  Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee’s members.  In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans or to increase the number of shares under existing stock option plans provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders, e.g., all such plans must specifically prohibit repricing.

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.

Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.	Seligman will vote for proposals to effect stock splits.

9.	Seligman will vote for proposals authorizing stock repurchase programs.

	10.	Seligman will vote against authorization to transact unidentified business at the meeting.

	11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

	12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

	13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

	14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)            The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)            The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	March 5, 2004

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	March 5, 2004

SELIGMAN NEW TECHNOLOGIES FUND II, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.